Exhibit Number 10.5
                                                             [Execution copy]


                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of October 24, 2002 (this "Amendment"), to the Second Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time), dated as of November 17, 2000 (the "Credit Agreement"), among Westwood One, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Fleet National Bank, Bank Of Montreal and Bank Of America, N.A., as co-agents for the Lenders (in such capacity, the "Co-Agents") and JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank), as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").



                              W I T N E S S E T H:

     WHEREAS, the Borrower desires to enter into a note purchase agreement for the purchase of Senior Guaranteed Notes, Series A, due November 2009, and Senior Guaranteed Notes, Series B, due November 2012, in an aggregate principal amount up to $250,000,000;

     WHEREAS, the Borrower, the Administrative Agent and the Lenders signatory hereto desire to amend the Credit Agreement to permit the Borrower to enter into the note purchase agreement described above and to issue the Senior Guaranteed Notes thereunder and to permit the subsidiaries of the Borrower to guarantee such Notes as provided in such note purchase agreement; and

     WHEREAS, to effect the foregoing, the Borrower and the Lenders wish to amend certain provisions of the Credit Agreement on the terms set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

     2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

     (a) Definitions. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

     (i) by inserting new definitions therein in the appropriate alphabetical location as follows:

     "2002  Notes":  the  Borrower's  Senior  Guaranteed  Notes,  Series  A, due
November 2009, and the Borrower's Senior Guaranteed Notes, Series B, due November 2012 in an aggregate principal amount up to but not exceeding, $250,000,000.

     "2002 Notes Guarantee": the guarantee by the Guarantors of the 2002 Notes pursuant to the 2002 Notes Note Purchase Agreement.

     "2002 Notes Note Purchase Agreement": the Note Purchase Agreement pursuant to which the Borrower has issued the 2002 Notes.

     (ii) by adding a new sentence at the end of the definition of "Unrestricted Subsidiary" as follows:

     "Notwithstanding  the  foregoing,   no  Subsidiary  that  is  a  Restricted
Subsidiary under the 2002 Notes Note Purchase Agreement may be an Unrestricted Subsidiary hereunder."

     (b) Limitation on Guarantee Obligations. Subsection 6.4 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and substituting in lieu thereof the following:

     "(d) the Guarantee and the 2002 Notes Guarantee; and"

     (c) Limitation on Negative Pledge Clauses. Subsection 6.14 of the Credit Agreement is hereby amended by substituting in lieu thereof the following:

     "6.14 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, other than (a) this Agreement and (b) any industrial revenue bonds, purchase money mortgages or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Borrower or any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired unless the prohibitions or limitations contained in such agreement would only restrict such Liens if they were not also made to secure the obligations of the Borrower or a Restricted Subsidiary under such agreement or a related agreement equally and ratably with the obligations which such Liens were created to secure. Notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries may enter into the 2002 Notes Note Purchase Agreement and the 2002 Notes Note Purchase Agreement may prohibit or limit the ability of the Borrower or any of its Restricted Subsidiaries from creating, incurring, assuming or suffering to exist any Lien upon any of its property, assets or revenues, so long as such prohibition or limitation, as applied to Liens in favor of the Administrative Agent and the Lenders hereunder, shall prohibit or limit such Liens in favor of the Administrative Agent and the Lenders only to the extent that such Liens do not effectively provide that the 2002 Notes are equally and ratably secured thereby."

     3. Conditions to Effectiveness. This Amendment shall become effective on the date that the Administrative Agent shall have received (i) counterparts of this Amendment, duly executed by the Borrower and the Majority Lenders and
(ii) a final execution copy of the 2002 Notes Note Purchase Agreement, which shall be in substantially the form of the draft thereof dated October 23, 2002 previously delivered to the Administrative Agent, together with a certificate executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower stating that the 2002 Notes will qualify as "Permitted Additional Indebtedness" under the Credit Agreement (and attaching a copy of the determination by the Board of Directors of the Borrower referred to in the definition of such term in Section 1.01 of the Credit Agreement)..

     4. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Chase.

     5. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

     7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                         Borrower

                                         WESTWOOD ONE, INC.


                                         By:_______________________________
                                         Title:

                                         Lenders

                                         JPMORGAN CHASE BANK


                                         By:_______________________________
                                         Title:

                                         FLEET NATIONAL BANK


                                         By:_______________________________
                                         Title:

                                         BANK OF MONTREAL


                                         By:_______________________________
                                         Title:

                                         THE BANK OF NEW YORK


                                         By:_______________________________
                                         Title:


                                         BARCLAYS BANK PLC


                                         By:_______________________________
                                         Title:

                                         BANK OF AMERICA, N.A.


                                         By:_______________________________
                                         Title:

                                         KEYBANK CORPORATE CAPITAL INC.


                                         By:_______________________________
                                         Title:


                                         BANK OF TOKYO - MITSUBISHI TRUST
                                           COMPANY


                                         By:_______________________________
                                         Title:

                                         DEUTSCHE BANK AG NEW YORK
                                           BRANCH AND/OR CAYMAN ISLANDS BRANCH


                                         By:_______________________________
                                         Title:

                                         INDUSTRIAL BANK OF JAPAN, LIMITED


                                         By:_______________________________
                                         Title:

                                         NATIONAL AUSTRALIA BANK LIMITED
                                         ACN004044937


                                         By:_______________________________
                                         Title: